Exhibit 99.1

Disclosure

Forward-Looking Statements:  This presentation includes “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”,
“project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-
looking statements.  All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements.  These risks and uncertainties include, among others, the following: the cyclicality of the markets that the
Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; changes in government energy policy or failure of expected changes in policy to materialize; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions and the challenges associated with efforts to acquire and integrate new product lines or businesses, including the ability to successfully integrate AirSep’s business and achieve anticipated revenue, earnings and accretion related to AirSep; the
Company’s ability to obtain third-party approvals necessary for planned operational expansions; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the loss of key employees and deterioration of employee or labor relations; the pricing and availability of raw materials; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; potential future impairment of the Company’s significant goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; additional liabilities related to taxes; the impact of severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, employment and environmental claims; technological security threats; risks associated with our indebtedness, leverage, debt service and liquidity; and
volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully.  Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

GTLS: GAS TO LIQUID SYSTEMS
Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products
One of the leading suppliers in all primary markets served
Global footprint for our operations on four continents with approximately 4,600 employees
Worldwide earnings with more than 50% of sales derived from outside the U.S.
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets
Asia
21%
U.S.
42%
Americas
(Non-US)
7%
RoW
9%
Europe
21%
LTM June 2012 Sales by Segment
Energy
48%
BioMedical
22%
General
Industrial
30%
LTM June 2012 Sales by Region
LTM June 2012 Sales by End-User
Energy &
Chemicals
29%
Distribution
& Storage
49%
BioMedical
22%

GTLS: GAS TO LIQUID SYSTEMS
Energy & Chemicals (E&C) Segment Overview
Heat Exchanger
Cold Box
Production
Brazed Aluminium
Heat Exchangers
45%
Cold Boxes and
LNG VIP
29%
LTM June 2012 Sales by Product / Region
Highlights
Technology leader – providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals, natural gas
processing and industrial gas markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader – leading industry positions worldwide
Manufacturing leader – one of three global suppliers of
mission-critical LNG and LNG liquefaction equipment
Selected Products
Americas
(Non-US)
3%
Middle East &
RoW
27%
Asia
25%
U.S.
44%
Europe
1%
3
Air Cooled Heat
Exchangers
26%

GTLS: GAS TO LIQUID SYSTEMS
Distribution & Storage (D&S) Segment Overview
LTM June 2012 Sales by Product / Region
Highlights
Balanced customer base – 46% of segment sales derived
from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and in lower-cost countries
–
Positioned to capitalize on strong expected LNG growth in Asia and North America
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Selected Products
Satellite LNG
Storage
Bulk Storage
Systems
34%
Packaged Gas
Systems
26%
VIP, Systems
and Components
9%
Parts, Repair and On-
Site Service
9%
Beverage Liquid
CO Systems
6%
LNG Terminals
and Vehicle Fuel
Systems 16%
Americas
(Non-US)
10%
RoW
2%
Asia
22%
U.S.
44%
Europe
22%

2

GTLS: GAS TO LIQUID SYSTEMS
BioMedical Segment Overview
LTM June 2012 Sales by Product / Region
Highlights
Increase in oxygen respiratory therapy expected, once
Medicare competitive bidding process is completed and
European economic concerns ease. In addition, biomedical
research expected to increase, led by international markets
August 2012 AirSep acquisition expands product line to
cover a range of oxygen therapy and gas generation
products
End markets include: home healthcare and nursing homes,
hospitals and long-term care, biomedical and pharmaceutical
research, and animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
Liquid Oxygen
(LOX) Therapy
Systems
51%
Biological
Storage
Systems
33%
Selected Products
Americas
(Non-US)
4%
U.S.
37%
Europe
46%
Asia
12%
RoW
1%
5
Non-LOX
Respiratory
Therapy Systems
16%
End-Use Consumption

GTLS: GAS TO LIQUID SYSTEMS
Global Manufacturing and Distribution Platform
Operating leverage provides the flexibility to expand and reduce capacity as needed
Major manufacturing locations include:
China, Changzhou (D&S and E&C) and Chengdu (BioMedical)
Czech Republic, Decin (D&S)
Georgia,
Canton, Minnesota, New Prague/Owatonna and New York, Buffalo
(D&S and BioMedical)
Wisconsin,
La
Crosse,
Louisiana,
New Iberia and
Oklahoma,
Tulsa (E&C)
Expansion of facilities in Minnesota and Wisconsin is currently in process
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Asia-Pacific
North America
Europe

Global Appetite For Energy

Natural gas expansion – Natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for Chart’s products
GTLS: GAS TO LIQUID SYSTEMS
Source: ExxonMobil 2012 – The Outlook for Energy, A View to 2040

GTLS: GAS TO LIQUID SYSTEMS Gas Demand Growth Driven by Non-OECD Needs 8 Source: BP Energy Outlook 2030 – January 2013

GTLS: GAS TO LIQUID SYSTEMS
Chart provides a broad offering of products and solutions for the full LNG value chain: LNG liquefiers, transportation equipment, terminal storage equipment, vehicle tanks for both on-road and off-road heavy duty vehicles, and marine and railroad locomotive applications
Chart LNG Value Chain

LNG Opportunities
Drill rig (immediate)
Pressure pumping (immediate)
Truck (1 year)
Marine (1-3 years)
Mining (3-5 years)
Locomotives (3-5 years)
Other high fuel use industrial
applications
LNG Fuel use predicted to increase,
particularly in high use applications:
10
Fuel supply and infrastructure
predicted to increase
Potential to quickly eclipse growth of
the on-road market
Source: Gladstein, Neandross & Associates – December 2012
GTLS: GAS TO LIQUID SYSTEMS

GTLS: GAS TO LIQUID SYSTEMS
¹Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve
During last growth cycle Company leveraged its flexible
manufacturing platform resulting in operating income
growth that outpaced sales
Flexible cost structure and good execution allowed for
aggressive response to economic downturn resulting in
higher operating income level than last cycle low point
11
Similar or higher growth, leveraged by both
organic and inorganic opportunities, expected to
occur again during the current growth cycle
Large contract orders and strong base order
levels have confirmed the current growth cycle
1
0
20
40
60
80
100
120
140
160
0
100
200
300
400
500
600
700
800
900
1000
2004 2006 2007 2008 2009 2010 2011 LTM
Sep
2012
Sales
Operating Income
0
50
100
150
200
250
300
350
400
450
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Large Contract Orders
Base Orders
2005
Strong Track Record of Successful Execution

GTLS: GAS TO LIQUID SYSTEMS
Quarter-end Backlog ($MM)

Quarterly Orders ($MM)
0
100
200
300
400
500
600
700
Q3
2009
Q1
2009
Q2
2009
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q4
2009
Q1
2010
Q2
2010
E&C
D&S
BioMed
0
100
200
300
400
500
600
700
Q1
2012
Q4
2011
Q3
2011
Q2
2011
Q1
2011
Q4
2010
Q3
2010
Q2
2010
Q1
2010
Q4
2009
Q3
2009
Q2
2009
Q1
2009
D&S
E&C
BioMed
Q2
2012
Q2
2012
Q3
2012
Q3
2012
Historical Orders and Backlog

GTLS: GAS TO LIQUID SYSTEMS
•
•
Summary of Investment Highlights
13
Strong Balance Sheet
•
•
•
•
•
•
Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas  and LNG use
Flexible / Low Cost Capital Structure
•
•
•
7 yr. $250 million convertible notes
- 2% cash interest cost
$300 million revolving credit facility, providing
significant liquidity
Low net debt to EBITDA ratio
provides financing opportunities for
organic expansion and acquisitions
Strong organic earnings should
provide substantial free cash flow and
liquidity
Permit continued accretive organic
and inorganic growth
Exploit LNG and NG growth
Opportunities with global
infrastructure build-out
New product development and
innovation
Expanded new business and inorganic
pipeline
Attractive industry with long-term
customer relationships
Solid platform with worldwide
presence and leading industry
positions in all segments
GTLS: GAS TO LIQUID SYSTEMS
Positioned for Significant Growth
Very Stable Business Model